Exhibit 99.2

VOTING AGREEMENT

This VOTING AGREEMENT (this “Agreement”) is made and entered into as of July 23, 2023, by and between Rithm Capital Corp., a Delaware corporation (“Parent”), and James Levin, James Levin 2012 Dynasty Trust, James Levin 2010 Family Trust and James Levin March 2022 GRAT (other than Parent, collectively, the “Stockholder”), each a stockholder of Sculptor Capital Management, Inc., a Delaware corporation (the “Company”), and/or a unitholder of the Operating Partnerships (as defined below).

WHEREAS, as of the date hereof, the Stockholder is the record or “beneficial” owner (as defined in Rule 13d-3 under the Exchange Act) of the aggregate number of shares of Class A common stock, $0.01 par value per share, and Class B common stock, $0.01 par value per share, of the Company (collectively, the “Company Common Stock”), as set forth opposite such Stockholder’s name on Exhibit A;

WHEREAS, concurrently with the execution and delivery of this Agreement, Parent, Sculptor Capital LP, a Delaware limited partnership and Subsidiary of the Company (“Capital LP”), Sculptor Capital Advisors LP, a Delaware limited partnership and Subsidiary of the Company (“Advisors LP”), Sculptor Capital Advisors II LP, a Delaware limited partnership and Subsidiary of the Company (“Advisors II LP” and, together with Capital LP and Advisors LP, the “Operating Partnerships”), Calder Sub, Inc., a Delaware corporation and Subsidiary of Parent (“Merger Sub Inc.”), Calder Sub I, LP, a Delaware limited partnership and Subsidiary of Parent (“Merger Sub I”), Calder Sub II, LP, a Delaware limited partnership and Subsidiary of Parent (“Merger Sub II”), and Calder Sub III, LP, a Delaware limited partnership and Subsidiary of Parent (“Merger Sub III” and collectively with Merger Sub I and Merger Sub II, the “LP Merger Subs” and collectively with Merger Sub Inc, the “Merger Subs”), and the Company, have entered into an Agreement and Plan of Merger, dated as of the date hereof (as may be amended, supplemented or otherwise modified from time to time, the “Merger Agreement”), pursuant to which, among other things, upon the terms and subject to the conditions thereof, at the Effective Time, (i) Merger Sub Inc. will merge with and into the Company with the Company surviving the merger (the “Public Merger”), (ii) Merger Sub I will merge with and into Capital LP, with Capital LP surviving such merger as the surviving partnership, (iii) Merger Sub II will merge with and into Advisors LP, with Advisors LP surviving such merger as the surviving partnership, and (iv) Merger Sub III will merge with and into Advisors II LP, with Advisors II LP surviving such merger as the surviving partnership (together, the “LP Mergers”).  Unless otherwise indicated in this Agreement, capitalized words and phrases in this Agreement shall have the meanings set forth in the Merger Agreement;

WHEREAS, the adoption of the Merger Agreement and the approval of the Transactions, including, for the avoidance of doubt, the Public Merger, by the affirmative vote of the holders representing at least a majority of the aggregate voting power of the outstanding shares of Company Common Stock entitled to vote thereon in accordance with the General Corporation Law of the State of Delaware, voting together as a single class, is a condition to the consummation of the Mergers;

WHEREAS, Stockholder holds Company Common Stock and/or Operating Partnership Units (together, the “Covered Securities”);

WHEREAS, as of the date hereof and subject to the terms and conditions herein, the Stockholder has determined to vote in favor of the Public Merger and the other transactions contemplated in the Merger Agreement and in furtherance thereof has agreed to enter into this Agreement; and

WHEREAS, in order to induce Parent to enter into the Merger Agreement, Parent has requested Stockholder, and Stockholder has agreed, to enter into this Agreement with respect to all Covered Securities, now or hereafter “beneficially owned” by Stockholder.

NOW, THEREFORE, in consideration of the foregoing, the mutual covenants and agreements set forth herein, and other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, intending to be legally bound, the parties hereto agree as follows:

ARTICLE 1

Voting Agreement; Grant of Proxy

Section 1.01         Voting Agreement.  From the date hereof until the termination of this Agreement in accordance with Section 5.04, Stockholder shall (x) appear at each meeting (whether annual or special and each adjourned or postponed meeting and including the Company Stockholder Meeting) of the stockholders of Company concerning proposals related to the Mergers, Merger Agreement, any Acquisition Proposal or any other transaction contemplated by the Merger Agreement or at which any matter set forth in this Section 1.01 is being considered, however called, or otherwise cause all of the Company Common Stock owned (whether beneficially or of record) by Stockholder as of the date hereof and any New Company Common Stock (as defined below) to be counted as present thereat for purposes of calculating a quorum, and respond to each request by the Company for written consent in lieu of such meeting, if any, and (y) vote or cause to be voted (including by proxy or written consent, if applicable, with respect to) all Company Common Stock (including any shares of Company Common Stock that Stockholder purchases or with respect to which Stockholder otherwise acquires record or beneficial ownership after the date of this Agreement and prior to the termination of this Agreement, in each case, to the extent Stockholder has sole voting power over such purchased or acquired Company Common Stock (the “New Company Common Stock”)) owned (whether beneficially or of record) at such time by Stockholder:

(a)          with respect to each meeting at which a vote of Stockholder on the Required Company Stockholder Approval is requested (a “Merger Proposal”), in favor of such Merger Proposal (and, in the event that such Merger Proposal is presented as more than one proposal, in favor of each proposal that is part of such Merger Proposal), and in favor of any other transactions or matters expressly contemplated by the Merger Agreement;

(b)          against any Acquisition Proposal or any other transaction, proposal, agreement or action that would or would reasonably be expected to (i) prevent or delay the consummation of the Transactions, including the Mergers, or (ii) result in a breach in any material respect of any covenant, representation or warranty or any other obligation or agreement of the Company contained in the Merger Agreement, or of Stockholder contained in this Agreement; and

(c)          in favor of any other matter necessary to the consummation of the transactions contemplated by the Merger Agreement, including the Mergers (clauses (a) through (c) of this Section 1.01, the “Required Votes”).

Section 1.02         Solicitation.  Subject to Section 5.17 and the second sentence of Section 4.04, Stockholder further agrees that, until the termination of this Agreement, Stockholder will not (a) solicit proxies or become a “participant” in a “solicitation” (as such terms are defined in Rule 14A under the Exchange Act) in connection with any proposal to approve any Acquisition Proposal, (b) initiate a stockholders’ vote with respect to an Acquisition Proposal, or (c) become a member of a “group” (as such term is used in Section 13(d) of the Exchange Act) with respect to any voting securities of the Company with respect to an Acquisition Proposal.

Section 1.03         Irrevocable Proxy.

(a)          Stockholder hereby revokes any and all previous proxies granted by Stockholder with respect to Company Common Stock owned (whether beneficially or of record) by it as of the date of this Agreement.  By entering into this Agreement, Stockholder hereby irrevocably grants to, and appoints, Parent and any designee of Parent (determined in Parent’s sole discretion) as Stockholder’s attorney-in-fact and proxy, with full power of substitution and resubstitution, for and in Stockholder’s name, to vote, or cause to be voted (including by proxy or written consent, if applicable) (until the termination of this Agreement in accordance with Section 5.04) any Company Common Stock owned (whether beneficially or of record) by Stockholder solely to the extent, and in the manner, expressly set forth with respect to the Required Votes in Section 1.01; provided that the Stockholder’s grant of the proxy contemplated by this Section 1.03 shall be effective if, and only if, the Stockholder fails to be counted as present, fails to consent or to vote such Company Common Stock, as applicable, in accordance with this Agreement or has not delivered to the Company prior to the meeting at which any of the matters described in Section 1.01 are to be considered, a duly executed irrevocable proxy card directing that the shares of Company Common Stock of the Stockholder be voted in accordance with the Required Votes; provided, further, that any grant of such proxy shall only entitle Parent or its designee to vote on the matters specified by Section 1.01, and the Stockholder shall retain the authority to vote on all other matters.

(b)          The proxy granted by Stockholder pursuant to this Section 1.03, if it becomes effective, except upon the termination of this Agreement in accordance with Section 5.04, is irrevocable and is granted in consideration of Parent entering into this Agreement and the Merger Agreement and incurring certain related fees and expenses.  Stockholder hereby affirms that such irrevocable proxy, if it becomes effective, is coupled with an interest by reason of the Merger Agreement and, except upon the termination of this Agreement in accordance with Section 5.04, is intended to be irrevocable.  Each Stockholder agrees, subject to this Section 1.03 and unless and until this Agreement is terminated in accordance with Section 5.04, to vote its Company Common Stock (including any New Company Common Stock) in accordance with Section 1.01(a) through Section 1.01(c) above.  The parties agree that the foregoing is a voting agreement.

ARTICLE 2

Representations and Warranties of Stockholder

Stockholder represents and warrants to Parent that:

Section 2.01         Authorization.

(a)          Stockholder has all requisite power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby and to perform his, her or its covenants and other obligations hereunder.  The execution and delivery of this Agreement by Stockholder, the performance by Stockholder of his, her or its covenants and obligations hereunder and the consummation by Stockholder of the transactions contemplated hereby have been duly authorized by all necessary corporate action on the part of Stockholder (to the extent Stockholder is not a natural person), and no additional proceedings or actions on the part of Stockholder are necessary to authorize the execution and delivery of this Agreement, the performance by Stockholder of his, her or its covenants or other obligations hereunder, or the consummation of the transactions contemplated hereby.

(b)          This Agreement has been duly executed and delivered by Stockholder and, assuming the due authorization, execution and delivery by Parent, constitutes a legal, valid and binding obligation of Stockholder, enforceable against Stockholder in accordance with its terms, except that such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium and other similar Laws affecting or relating to creditors’ rights generally and by general principles of equity.  No consent of Stockholder’s spouse (if Stockholder is a natural person) is necessary under any community property or other applicable Laws for Stockholder to enter into, and perform, his or her obligations under this Agreement.

Section 2.02         Non-Contravention.  Other than filings under the Exchange Act and other than such as, if not made, obtained or given, would not reasonably be expected to prevent or delay the performance by such Stockholder of any of its obligations under this Agreement, no notices, reports or other filings are required to be made by such Stockholder with, nor are any consents, registrations, approvals, permits or authorizations required to be obtained by such Stockholder from, any Governmental Authority or any other person or entity, in connection with the execution, delivery and performance of this Agreement by such Stockholder.  The execution, delivery and performance by Stockholder of this Agreement and the consummation of the transactions contemplated hereby do not and will not (i) violate any Law, or (ii) result in the creation of any Lien upon the Covered Securities, except for such violations or Liens as would not reasonably be expected to prevent or delay the performance by such Stockholder of any of its obligations under this Agreement.

Section 2.03         Actions and Proceedings.  As of the date hereof, there are no (a) Proceedings pending or, to the knowledge of Stockholder, threatened against Stockholder or any of his, her or its Affiliates or (b) material orders, writs, judgments, injunctions, decrees or awards of any kind or nature that, in the case of either clause (a) or (b), would prevent, seek to prevent or materially delay, hinder, or impair the ability of Stockholder to fully perform his, her or its covenants and obligations pursuant to this Agreement.

Section 2.04         No Inconsistent Agreements.  Except for this Agreement, Stockholder has not:

(a)          granted any proxies or powers of attorney, or any other authorization or consent with respect to any or all of his, her or its Covered Securities with respect to the matters set forth in Section 1.01; or

(b)          deposited any of his, her or its Covered Securities into a separate voting trust or entered into a voting agreement with respect to any of his, her or its Covered Securities (or any other agreement or arrangement with respect to the voting of such Covered Securities).

Section 2.05         Ownership.  As of the date hereof, (a) Stockholder owns (whether beneficially or of record) those shares of Company Common Stock and Operating Partnership Units set forth opposite such Stockholder’s name on Exhibit A and has (and, other than in connection with Transfers (as defined below) to Permitted Transferees (as defined below) in accordance with the terms hereof will have at all times through the Closing) sole beneficial ownership, sole voting power (to the extent applicable) (including the right to control such vote as contemplated herein), sole power of disposition, sole power to issue instructions with respect to the matters set forth in Article 1 hereof, and sole power to agree to all of the matters set forth in this Agreement, free and clear of any adverse claim or other Liens (other than such Liens created by the Merger Agreement or this Agreement, Liens applicable to the Covered Securities that may exist pursuant to securities Laws, under the Company’s organizational documents, customary Liens pursuant to the terms of any custody or similar agreement applicable to the Covered Securities held in brokerage accounts or Liens that would not prevent or reasonably be expected to prevent Stockholder from voting the Covered Securities owned (whether beneficially or of record) by it in accordance with this Agreement or from complying with the other obligations under this Agreement (collectively, “Permitted Liens”)), (b) no person other than Stockholder has any right to direct or approve the voting or disposition of any of the Covered Securities, and (c) Stockholder has not entered into any contract, option or other arrangement or understanding with respect to the direct or indirect Transfer (as defined below) with respect to any of the Covered Securities owned (whether beneficially or of record) by Stockholder.

Section 2.06         Broker Fees.  Except as set forth in the Merger Agreement, there is no investment banker, broker, finder, agent or other Person that has been retained by or is authorized to act on behalf of Stockholder who is entitled to any financial advisor’s, brokerage, finder’s or other fee or commission in connection with this Agreement.

Section 2.07         Acknowledgement.  Stockholder understands and acknowledges that Parent is entering into the Merger Agreement in reliance upon Stockholder’s execution, delivery and performance of this Agreement and the accuracy of the representations and warranties of Stockholder contained herein.

ARTICLE 3

Representations and Warranties of Parent

Parent represents and warrants to Stockholder that:

Section 3.01         Authorization.

(a)          Parent has all requisite corporate power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby and to perform its obligations hereunder.  The execution and delivery of this Agreement by Parent, the performance by Parent of its obligations hereunder and the consummation by Parent of the transactions contemplated hereby have been duly authorized by all necessary corporate action on the part of Parent, and no additional proceedings or actions on the part of Parent are necessary to authorize the execution and delivery of this Agreement, the performance by Parent of its obligations hereunder, or the consummation of the transactions contemplated hereby.

(b)          This Agreement has been duly executed and delivered by Parent and, assuming the due authorization, execution and delivery by Stockholder, constitutes a legal, valid and binding obligation of Parent, enforceable against it in accordance with its terms, except that such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium and other similar Laws affecting or relating to creditors’ rights generally and by general principles of equity.

Section 3.02         Non-Contravention.  Other than filings under the Exchange Act and other than such as, if not made, obtained or given, would not reasonably be expected to prevent or delay the performance by Parent of any of its obligations under this Agreement, no notices, reports or other filings are required to be made by Parent with, nor are any consents, registrations, approvals, permits or authorizations required to be obtained by Parent from, any Governmental Authority or any other person or entity, in connection with the execution, delivery and performance of this Agreement by Parent.  The execution, delivery and performance by Parent of this Agreement and the consummation of the transactions contemplated hereby do not and will not violate any Law.

Section 3.03         Actions and Proceedings.  As of the date hereof, there are no (a) Proceedings pending or, to the knowledge of Parent, threatened against Parent or any of its Affiliates or (b) material orders, writs, judgments, injunctions, decrees or awards of any kind or nature that, in the case of either clause (a) or (b), would prevent, seek to prevent or materially delay, hinder, or impair the ability of Parent to fully perform its covenants and obligations pursuant to this Agreement.

ARTICLE 4

Covenants of Stockholder

Stockholder hereby covenants and agrees that:

Section 4.01         No Proxies for or Encumbrances on Covered Securities.  From the date hereof until the termination of this Agreement in accordance with Section 5.04, Stockholder shall not, without the prior written consent of Parent, directly or indirectly, (i) other than as set forth in Section 1.01, grant any proxies, consents or powers of attorney or enter into any voting trust or other agreement or arrangement with respect to the voting of any Covered Securities or deposit any Covered Securities in a voting trust, or (ii) create or permit to exist any Lien (other than Permitted Liens), or take or agree to take any other action, that would or would reasonably be expected to prevent Stockholder from voting the Covered Securities owned (whether beneficially or of record) by it in accordance with this Agreement or from complying in all material respects with the other obligations under this Agreement.

Section 4.02         No Transfer of Covered Securities.

(a)          During the period beginning on the date hereof and ending as of the termination of this Agreement in accordance with Section 5.04, except as consented to in advance in writing by Parent, Stockholder agrees not to, directly or indirectly, sell, transfer, assign, encumber, tender in any tender or exchange offer, pledge, hypothecate, exchange or otherwise dispose of (including by merger, special purpose business combination, consolidation, testamentary disposition, operation of law or otherwise) (“Transfer”) the Covered Securities or any other securities exchangeable for, or convertible into, Covered Securities, other than to a Permitted Transferee (as defined below), or enter into any contract, option, hedging arrangement or other arrangement, commitment or understanding with respect to the direct or indirect Transfer of, any Covered Securities or any other securities exchangeable for, or convertible into, Covered Securities; provided that, a Transfer may be made to a Permitted Transferee; provided, further, that with respect to a Transfer made to a Permitted Transferee described in clause (i) through (viii) of the definition of “Permitted Transferee,” a Transfer may be made to such Permitted Transferee only if (A) such Permitted Transferee is party to this Agreement or (B) (i) such Permitted Transferee agrees in writing to be bound by the terms of this Agreement as if they were a party hereto; (ii) such written instrument expressly provides Parent with the ability to enforce the obligations of Stockholder and the Permitted Transferee with respect to the Covered Securities (including causing the Covered Securities to vote in accordance with the Required Votes); and (iii) prompt notice of such Transfer to such Permitted Transferee is delivered to Parent pursuant to Section 5.05.

(b)          From and after the date of this Agreement through the term of this Agreement, Stockholder agrees not to request the Company to register or otherwise recognize the transfer (book-entry or otherwise) of any Covered Securities or any certificate or uncertificated interest representing any of Stockholder’s Covered Securities, except as permitted by, and in accordance with, this Agreement.

(c)          Any attempted Transfer of Covered Securities in violation of this Section 4.02 shall be null and void.

(d)          A “Permitted Transferee” means, with respect to Stockholder, (i) to any person by will or the laws of intestacy, (ii) a spouse, lineal descendant or antecedent, brother or sister, adopted child or grandchild of the spouse of any child, adopted child, grandchild or adopted grandchild of Stockholder (if Stockholder is a natural person), (iii) any trust, the beneficiaries of which include only Stockholder and his or her family members (including the persons named in clause (ii)) (if Stockholder is a natural person), (iv) any partnership or limited liability company, all partners or members of which include only Stockholder and his or her family members (including the persons named in clause (ii)) and any trust named in clause (iii) (if Stockholder is a natural person), (v) if Stockholder is an entity, any of its partners (including limited or general partners), members, stockholders and affiliates in connection with a pro rata distribution of such Covered Securities, (vi) an entity qualified as a 501(c)(3) charitable organization, in connection with a bona fide gift or gifts thereto, (vii) to any other party to this Agreement or any controlled Affiliate of Stockholder and (viii) in the event that Stockholder is a natural person, to any person by operation of law pursuant to a qualified domestic order, divorce settlement, divorce decree or similar separation agreement.  For the avoidance of doubt, a Permitted Transferee may Transfer Covered Securities to its own Permitted Transferees in accordance with the terms and subject to the conditions of this Section 4.02.

Section 4.03         Additional Covered Securities.  Stockholder agrees that any Covered Securities (or other voting securities of the Company or any other securities exchangeable for, or convertible into, any voting securities of the Company) that Stockholder purchases or with respect to which Stockholder otherwise acquires record or beneficial ownership after the date of this Agreement and prior to the termination of this Agreement (“New Covered Securities”) shall be subject to the terms and conditions of this Agreement to the same extent as the Covered Securities currently owned by Stockholder (it being understood, for the avoidance of doubt, that any such New Covered Securities shall be subject to the terms of this Agreement as though owned by Stockholder on the date hereof).

Section 4.04         No Solicitation.  Stockholder hereby agrees that, during the term of this Agreement, Stockholder shall comply with the obligations applicable to the Company’s Representatives under Section 6.02 of the Merger Agreement; provided, that Stockholder shall not be bound by any amendment to or modification of Section 6.02 of the Merger Agreement to the extent such amendment or modification is adverse to Stockholder.  Notwithstanding anything to the contrary in this Agreement, solely to the extent the Company or its Representatives is permitted to take certain actions set forth in Section 6.02 of the Merger Agreement with respect to an Acquisition Proposal, Stockholder may (and may permit its Affiliates and Representatives to) take such actions and participate in discussions and negotiations with any person making an Acquisition Proposal (or its Representatives) with respect to such Acquisition Proposal in accordance with and subject to the provisions of the Merger Agreement.

Section 4.05         Disclosure.  Stockholder hereby consents to and authorizes the publication and disclosure by Parent and the Company in the Proxy Statement or other disclosure document required by applicable Law to be filed with the SEC or other Governmental Authority in connection with this Agreement, the Merger Agreement or the transactions contemplated hereby or thereby, of Stockholder’s identity and ownership, this Agreement and the nature of Stockholder’s commitments, arrangements and understandings pursuant to this Agreement and such other information required in connection with such disclosure; provided that Parent shall (with respect to any of its disclosures) give Stockholder and his, her or its legal counsel a reasonable opportunity to review and comment on such disclosures, and shall consider in good faith any such reasonable comments prior to any such disclosures being made public (provided, that by executing this Agreement, Stockholder hereby consents to the filing of this Agreement by the Company in the Proxy Statement or other disclosure document required by applicable Law to be filed with the SEC or other Governmental Authority in connection with this Agreement, the Merger Agreement or the transactions contemplated hereby).  As promptly as practicable after obtaining knowledge thereof, Stockholder shall notify Parent and the Company of any required corrections with respect to such information previously supplied by Stockholder to Parent or the Company hereunder, if and to the extent that any such information shall have become false or misleading in any material respect.

Section 4.06         Appraisal and Dissenter’s Rights.  Stockholder hereby irrevocably waives, and agrees not to exercise, any rights of appraisal or rights of dissent from the Mergers that such Stockholder may have with respect to the Covered Securities or any other securities of the Company or any of its Subsidiaries or any other securities exchangeable for, or convertible into, any voting securities of the Company or any of its Subsidiaries.

Section 4.07         Share Dividends, etc.  In the event of a stock split, stock dividend or distribution, or any split-up, reverse stock split, recapitalization, combination, reclassification, reincorporation, exchange of shares or the like, in each case affecting the Covered Securities, the terms “Covered Securities”, “New Covered Securities”, “Company Common Stock”, “New Company Common Stock” and “Operating Partnership Units” shall be deemed to refer to and include such shares or interests as well as all such stock dividends and distributions and any securities into which or for which any or all of such shares may be changed or exchanged or which are received in such transaction, as applicable.

ARTICLE 5

Miscellaneous

Section 5.01         Definitional and Interpretative Provisions.

(a)          Unless the context of this Agreement otherwise requires, (i) words of any gender include each other gender; (ii) words using the singular or plural number also include the plural or singular number, respectively; (iii) the terms “hereof,” “herein,” “hereby,” “hereto” and derivative or similar words refer to this Agreement as a whole and not to any particular provision of this Agreement; (iv) the terms “Article” or “Section” refer to the specified Article or Section of this Agreement; (v) whenever the words “include,” “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the phrase “without limitation,” and (vi) the word “or” shall be disjunctive but not exclusive.

(b)          Unless the context of this Agreement otherwise requires, references to agreements and other documents shall be deemed to include all subsequent amendments and other modifications thereto (subject to the terms and conditions to the effectiveness of such amendments contained herein and therein).

(c)          Words denoting natural Persons shall be deemed to include business entities and vice versa and references to a Person are also to its permitted successors and assigns.

(d)          Terms defined in the text of this Agreement have such meaning throughout this Agreement, unless otherwise indicated in this Agreement, terms defined in the singular have a comparable meaning when used in the plural and vice versa, and all terms defined in this Agreement shall have the meanings when used in any certificate or other document made or delivered pursuant hereto unless otherwise defined therein.

(e)          Any Law defined or referred to herein or in any agreement or instrument that is referred to herein means such Law as from time to time amended, modified or supplemented and (in the case of statutes) to any rules or regulations promulgated thereunder, including (in the case of statutes) by succession of comparable successor Laws (provided that for purposes of any representations and warranties contained in this Agreement that are made as of a specific date, references to any statute shall be deemed to refer to such statute, as amended, and to any rules or regulations promulgated thereunder, in each case, as of such date).

(f)          The language used in this Agreement shall be deemed to be the language chosen by the parties hereto to express their mutual intent and no rule of strict construction shall be applied against any party.

(g)          The words “to the extent” shall mean the degree to which a subject or other thing extends, and such phrase shall not mean simply “if.”

(h)          All Exhibits annexed hereto or referred to herein are hereby incorporated in and made a part of this Agreement as if set forth in full herein.  Any capitalized terms used in any Exhibit but not otherwise defined therein, shall have the meaning as defined in this Agreement.

(i)          The word “party” shall, unless the context otherwise requires, be construed to mean a party to this Agreement.  Any reference to a party to this Agreement or any other agreement or document contemplated hereby shall include such party’s successors and permitted assigns.

(j)          The word “breach” means (i) in the context of a breach of a representation and warranty, that such representation and warranty is not true and correct and (ii) in the context of a breach of a covenant or other obligation by a party, that such party has not complied with or performed such covenant or other obligation.

(k)          For purposes of this Agreement, the term “beneficially owned” (and correlative terms) has the meaning ascribed to it in Rule 13d-3 adopted by the SEC under the Exchange Act.

Section 5.02         Further Assurances.

(a)          Parent and Stockholder will each execute and deliver, or cause to be executed and delivered, all further documents and instruments and use reasonable best efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary, proper or advisable under applicable Law, to consummate and make effective the transactions contemplated by this Agreement.

(b)          Stockholder, in its capacity as a holder of units in the Operating Partnerships, will execute and deliver, or cause to be executed and delivered, all further documents and instruments and use reasonable best efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary, proper or advisable under applicable Law, to consummate the LP Mergers.

Section 5.03         Amendments and Waivers.

(a)          Any provision of this Agreement may be amended or waived if, but only if, such amendment or waiver is in writing and is signed, in the case of an amendment, by each party to this Agreement or, in the case of a waiver, by each party against whom the waiver is to be effective.

(b)          No failure or delay by any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege.  The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by Law.

Section 5.04         Termination.  This Agreement shall terminate upon the earliest to occur of (i) the termination of the Merger Agreement pursuant to and in compliance with the terms therein, (ii) the mutual written consent of Parent and Stockholder,(iii) the receipt of the Required Company Stockholder Approval or (iv) any amendment to the Merger Agreement without the prior written consent of Stockholder if such amendment (a) reduces the amount of, or alters the form of, the consideration to be paid to Stockholder in the Mergers, (b) extends the Outside Date or (c) is materially adverse to the Stockholder in its capacity as such; provided that, notwithstanding anything in this Agreement to the contrary, the termination of this Agreement shall not relieve any party hereto of liability for any Willful Breach of this Agreement occurring prior to such termination.  Subject to the foregoing, upon any termination of this Agreement, this Agreement shall thereupon become void and of no further force and effect, and there shall be no liability in respect of this Agreement or of any transactions contemplated hereby on the part of any party hereto.  Notwithstanding the preceding sentence, Article 5 of this Agreement (except for Sections 5.02 and 5.03) shall survive any termination of this Agreement.  The representations, warranties and covenants of the parties hereto contained herein shall not survive the termination of this Agreement.

Section 5.05         Notices.  All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be deemed given if delivered to Parent in accordance with Section 9.01 of the Merger Agreement and to Stockholder at its address set forth in Exhibit A attached hereto (or at such other address for a party as shall be specified by like notice).  Stockholder shall be required to give Parent prompt (and in any event within 48 hours) written notice of any breaches of any representation, warranty, covenant or agreement of Stockholder set forth in this Agreement that would prevent or delay the performance by Stockholder of its obligations under this Agreement in any material respect.

Section 5.06         Expenses.  All costs and expenses incurred in connection with this Agreement shall be paid by the party incurring such cost or expense.

Section 5.07         Successors and Assigns.  The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns; provided that no party hereto may assign, delegate or otherwise transfer any of its rights or obligations under this Agreement without the consent of the other party hereto, except that Parent may transfer or assign its rights and obligations to any Affiliate of Parent.

Section 5.08         Governing Law.  This Agreement and all Proceedings (whether based on Contract, tort or otherwise) based upon, arising out of, or related to this Agreement, the Transactions, or the actions of Parent or the Stockholder in the negotiation, administration, performance and enforcement thereof, shall be governed by, and construed in accordance with, the Laws of the State of Delaware, without giving effect to principles or rules of conflict of laws to the extent such principles or rules would require or permit the application of Laws of another jurisdiction.

Section 5.09         Jurisdiction.  Each of the parties hereto hereby expressly, irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of the Court of Chancery of the State of Delaware or, if such court shall not have jurisdiction, any Federal court of the United States of America sitting in Delaware, and any appellate court from any appeal thereof, in any Proceeding based upon, arising out of or relating to this Agreement or for recognition or enforcement of any judgment relating thereto, and each of the parties hereby irrevocably and unconditionally (i) agrees not to commence any such Proceeding except in such courts, (ii) agrees that any claim in respect of any such Proceeding may be heard and determined in the Court of Chancery of the State of Delaware or, to the extent permitted by Applicable Law, in such Federal court, (iii) waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any such Proceeding in the Court of Chancery of the State of Delaware or such Federal court and (iv) waives, to the fullest extent permitted by Law, the defense of an inconvenient forum to the maintenance of such Proceeding in the Court of Chancery of the State of Delaware or such Federal court.  Each of the parties hereto agrees that a final judgment in any such Proceeding shall be conclusive and may be enforced by a court of competent jurisdiction in other jurisdictions by suit on the judgment or in any other manner provided by Law.  Each party to this Agreement irrevocably consents to service of process outside the territorial jurisdiction of the courts referred to in this Section 5.09 in any such Proceeding by mailing copies thereof by registered or certified U.S. mail, postage prepaid, return receipt requested, to its address as specified in or pursuant to Section 5.05.  However, nothing in this Agreement will affect the right of any party to this Agreement to serve process on any other party in any other manner permitted by Law.

Section 5.10         Waiver of Jury Trial.  EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY BE BASED UPON, ARISE OUT OF OR RELATE TO THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE IT HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY PROCEEDING DIRECTLY OR INDIRECTLY BASED UPON, ARISING OUT OF OR RELATING TO THIS AGREEMENT AND ANY OF THE AGREEMENTS DELIVERED IN CONNECTION HEREWITH OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.  EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (I) NO REPRESENTATIVE OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF ANY PROCEEDING, SEEK TO ENFORCE EITHER OF SUCH WAIVERS, (II) IT UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF SUCH WAIVERS, (III) IT MAKES SUCH WAIVERS VOLUNTARILY AND (IV) IT HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 5.10.

Section 5.11         Counterparts; Effectiveness.  This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.  This Agreement shall become effective when each party hereto shall have received a counterpart hereof signed by all of the other parties hereto.  Until and unless each party has received a counterpart hereof signed by the other parties hereto, this Agreement shall have no effect and no party shall have any right or obligation hereunder (whether by virtue of any other oral or written agreement or other communication).  The exchange of a fully executed Agreement (in counterparts or otherwise) by electronic transmission in.PDF format or through an electronic signature service or by facsimile shall be sufficient to bind the parties to the terms and conditions of this Agreement.  No party may raise the use of any of the foregoing methods to deliver a signature, or the fact that any signature, agreement, or instrument was transmitted or communicated through the use of any of the foregoing methods, as a defense to the formation of a contract, and each party forever waives any such defense.

Section 5.12         Severability.  If any term or other provision of this Agreement is held by a court of competent jurisdiction or other authority to be invalid, illegal or incapable of being enforced by any rule of Law or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect.  Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in a mutually acceptable manner to the end that the Transactions are consummated as originally contemplated to the fullest extent possible.

Section 5.13         Remedies Cumulative; Specific Performance.  The parties hereto agree that irreparable damage would occur, and that the parties would not have any adequate remedy at law, in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached (including any party hereto failing to take such actions as are required of it hereunder to consummate the Transactions).  It is accordingly agreed that the parties shall be entitled to an injunction or injunctions, specific performance and other equitable relief to prevent breaches of this Agreement and to specifically enforce the terms and provisions of this Agreement, without proof of actual damages or otherwise, in addition to any other remedy to which any party is entitled at law or in equity.  Each party agrees that it will not oppose the granting of an injunction, specific performance and other equitable relief on the basis that any other party has an adequate remedy at law or that any award of specific performance is not an appropriate remedy for any reason at law or in equity.  Any party seeking an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement shall not be required to provide any bond or other security in connection with any such order or injunction.  The parties further agree not to assert that a remedy of specific enforcement is unenforceable, invalid, contrary to law or inequitable for any reason, nor to assert that a remedy of monetary damages would provide an adequate remedy.

Section 5.14         Entire Agreement.  This Agreement, including Exhibit A, the Merger Agreement and the other Ancillary Agreements constitute the entire agreement of the parties and supersede all prior agreements and undertakings, both written and oral, among the parties, or any of them, with respect to the subject matter hereof and, except as otherwise expressly provided herein, are not intended to confer upon any other person any rights or remedies hereunder or thereunder.

Section 5.15         No Third-Party Beneficiaries.  Each of Parent and Stockholder agrees that (a) his, her or its respective representations, warranties, covenants and agreements set forth herein are solely for the benefit of the other party hereto in accordance with and subject to the terms of this Agreement and (b) this Agreement is not intended to, and shall not, confer upon any other person any rights or remedies hereunder.

Section 5.16         Ownership Interest.  Nothing contained in this Agreement shall be deemed to vest in Parent any direct or indirect ownership or incidence of ownership of or with respect to any Covered Securities beneficially owned by Stockholder.  All rights, ownership and economic benefits of and relating to such Covered Securities shall remain vested in and belong to Stockholder, and Parent shall not have any authority to direct Stockholder in the voting or disposition of such Covered Securities except as otherwise provided herein.

Section 5.17         Capacity.  Stockholder is entering into this Agreement solely in his, her or its capacity as the record holder or beneficial owner of the Covered Securities and nothing herein shall limit, restrict or otherwise affect any actions taken by Stockholder in his or her capacity as director, officer or employee of the Company (if applicable) (including from acting in such capacity or voting in such capacity in his or her sole discretion on any matter, including causing the Company or any of its Subsidiaries to exercise rights under the Merger Agreement (in accordance with the terms thereof)), and no such actions or omissions shall be deemed a breach of this Agreement.  Furthermore, nothing in this Agreement shall be construed to prohibit, limit or restrict Stockholder, in his or her capacity as a director or officer of the Company or any of its Subsidiaries (if applicable), from exercising Stockholder’s fiduciary duties as a director or officer of the Company or any of its Subsidiaries, in each cash, however, in accordance with the applicable terms of the Merger Agreement.

[Remainder of this page intentionally left blank]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

RITHM CAPITAL CORP.

By:	/s/ Nicola Santoro, Jr.
Name: Nicola Santoro, Jr.
Title: Chief Financial Officer

[Signature Page to Voting Agreement]

/s/ James S. Levin
James S. Levin

James Levin 2012 Dynasty Trust

/s/ Rachel Levin
By: Rachel Levin
Title: Trustee

/s/ Joseph Levin
By: Joseph Levin
Title: Trustee

J.P. Morgan Trust Company of Delaware, as Trustee of James Levin 2012 Dynasty Trust

/s/ Krista Lynn Humble
By: Krista Lynn Humble
Title: Executive Director

James Levin 2010 Family Trust

/s/ Steven Levin
By: Steven Levin
Title: Trustee

James Levin March 2022 GRAT

/a/ James S. Levin
By: James S. Levin
Title: Trustee

[Signature Page to Voting Agreement]